UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 4, 2015

Shake Shack Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36823	47-1941186
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

24 Union Square East, 5th Floor New York, NY	10003
(Address of Principal Executive Offices)	(Zip Code)

(646) 747-7200

(Registrant’s telephone number, including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 1.01. Entry into a Material Definitive Agreement.

On February 4, 2015, Shake Shack Inc. (the “Company”) closed its initial public offering (“IPO”) of 5,750,000 shares of the Company’s Class A common stock, $0.001 par value per share (the “Class A Common Stock”), at an offering price of $21.00 per share, pursuant to the Company’s registration statement on Form S-1 (File No. 333-201271), as amended (the “Registration Statement”).  In connection therewith and with the closing of the IPO, the Company entered into the following agreements previously filed as exhibits to the Registration Statement:

•                  a Tax Receivable Agreement, dated February 4, 2015, by and among the Company, SSE Holdings, LLC, a Delaware limited liability company and subsidiary of the Company (“SSE Holdings”), and each of the Members (as defined in the Tax Receivable Agreement) from time to time party thereto, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference;

•                  a Registration Rights Agreement, dated February 4, 2015, by and among the Company and each other person identified on the schedule of investors attached thereto, a copy of which is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference;

•                  a Third Amended and Restated Limited Liability Company Agreement of SSE Holdings, dated February 4, 2015, by and among SSE Holdings, LLC and its Members (as defined therein), a copy of which is filed as Exhibit 10.3 to this Current Report on Form 8-K and is incorporated herein by reference; and

•                  a Stockholders Agreement, dated February 4, 2015, by and among the Company, SSE Holdings and the persons and entities listed on the schedules attached thereto, a copy of which is filed as Exhibit 10.4 to this Current Report on Form 8-K and is incorporated herein by reference.

The terms of these agreements are substantially the same as the terms set forth in the forms of such agreements filed as exhibits to the Registration Statement and as described therein.

Item 3.02. Unregistered Sales of Equity Securities.

Simultaneously with the consummation of the IPO, the Company issued to the existing holders of SSE Holdings’ membership interests 30,160,694 shares of Class B common stock of the Company, par value $0.001 per share (the “Class B Common Stock”).  Certain of these holders subsequently exchanged their indirect interest in the 5,968,841 shares of Class B Common Stock (and a like amount of SSE Holdings’ membership interests) for 5,968,841 shares of our Class A Common Stock.  Holders of our Class A Common Stock and Class B Common Stock will vote together as a single class on all matters presented to stockholders for their vote or approval, except as otherwise required by law. Each share of Class A Common Stock and Class B Common Stock will entitle its holder to one vote per share on all such matters.  The description in Item 5.03 below of the Amended and Restated Certificate of Incorporation is incorporated herein by reference.  The issuances of the Class B Common Stock and the Class A Common Stock described in this paragraph were made in reliance on Section 4(a)(2) of the Securities Act of 1933, as amended, and Rule 506 promulgated thereunder.

Item 5.03. Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

Amended and Restated Certificate of Incorporation

On February 4, 2015, immediately prior to the closing of the IPO, the Company amended and restated its certificate of incorporation (as amended and restated, the “Certificate of Incorporation”), which was filed with the Secretary of State of the State of Delaware on February 4, 2015.  The Certificate of Incorporation amends and restates in its entirety the Company’s original certificate of incorporation, which was filed with the Secretary of State of the State of Delaware on September 23, 2014.

The Certificate of Incorporation, among other things: (i) increases the authorized number of shares of common stock to 235,000,000 shares (200,000,000 shares of Class A Common Stock and 35,000,000 shares of Class B Common Stock, respectively); (ii) authorizes 10,000,000 shares of undesignated preferred stock that may be issued from time to time by the Company’s board of directors in one or more series; (iii) establishes a classified board of directors, divided into three classes, each of whose members will serve for staggered three-year terms; (iv) provides that directors of the Company may be removed from office only for cause and (v) designates, unless otherwise consented to by the Company, the Court of Chancery of the State of Delaware to be the sole and exclusive forum for certain actions, including, but not limited to, derivative actions or proceedings brought on behalf of the Company or actions asserting claims of breach of a fiduciary duty owed by, or other wrongdoing by, any of the Company’s directors, officers, employees or agents to the Company or the Company’s stockholders.

The foregoing description of the Certificate of Incorporation and the description contained in the Registration Statement are qualified in their entirety by reference to the full text of the Certificate of Incorporation, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Amended and Restated Bylaws

On February 4, 2015, immediately prior to the closing of the IPO, the Company amended and restated its By-laws (as amended and restated, the “By-laws”).  The Bylaws amend and restate the Company’s initial bylaws in their entirety to, among other things: (i) establish procedures relating to the presentation of stockholder proposals at stockholder meetings; (ii) establish procedures relating to the nomination of directors; and (iii) conform to the amended provisions of the Certificate of Incorporation.

The foregoing description and the description contained in the Registration Statement are qualified in their entirety by reference to the full text of the By-laws, a copy of which is filed as Exhibit 3.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Description
3.1*	Amended and Restated Certificate of Incorporation of Shake Shack Inc.
3.2*	Amended and Restated By-laws of Shake Shack Inc.
10.1*	Tax Receivable Agreement, dated February 4, 2015, by and among Shake Shack Inc., SSE Holdings, LLC and each of the Members from time to time party thereto
10.2*	Registration Rights Agreement, dated February 4, 2015, by and among Shake Shack Inc. and each other person identified on the schedule of investors attached thereto
10.3*	Third Amended and Restated Limited Liability Company Agreement of SSE Holdings, LLC, dated February 4, 2015, by and among SSE Holdings, LLC and its Members
10.4*	Stockholders Agreement, dated February 4, 2015, by and among Shake Shack Inc., SSE Holdings, LLC, and the persons and entities listed on the schedules attached thereto

*   Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHAKE SHACK INC.

By:	/s/ JEFF UTTZ

Name:	Jeff Uttz

Title:	Chief Financial Officer

Date: February 10, 2015

INDEX TO EXHIBITS

Exhibit No.	Description
3.1*	Amended and Restated Certificate of Incorporation of Shake Shack Inc.
3.2*	Amended and Restated By-laws of Shake Shack Inc.
10.1*	Tax Receivable Agreement, dated February 4, 2015, by and among Shake Shack Inc., SSE Holdings, LLC and each of the Members from time to time party thereto
10.2*	Registration Rights Agreement, dated February 4, 2015, by and among Shake Shack Inc. and each other person identified on the schedule of investors attached thereto
10.3*	Third Amended and Restated Limited Liability Company Agreement of SSE Holdings, LLC, dated February 4, 2015, by and among SSE Holdings, LLC and its Members
10.4*	Stockholders Agreement, dated February 4, 2015, by and among Shake Shack Inc., SSE Holdings, LLC, and the persons and entities listed on the schedules attached thereto

* Filed herewith.